UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) January 22, 2008
HUDSON CITY BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26001	22-3640393

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 West Century Road Paramus, New Jersey		07652

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (201) 967-1900
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Compensatory Arrangements of Certain Officers.
     On January 22, 2008, the Compensation Committee of Hudson City Bancorp, Inc. (the “Company”) established performance-based cash incentive opportunities and related performance targets for executive officers under the Company’s annual incentive plans for 2008. The performance goal for all participating officers for 2008 is attainment of a minimum prescribed level of net income before income taxes and extraordinary items; if this goal is not met, incentive payments will not be made. If this goal is achieved or exceeded, the following bonus opportunities have been established for Messrs. Ronald E. Hermance, Jr., Chairman, President, Chief Executive Officer and principal executive officer and Denis J. Salamone, Senior Executive Vice President and Chief Operating Officer: $2,295,000 and $1,155,000, respectively. These are maximum bonus opportunities. After the end of the year, the Compensation Committee expects to conduct a subjective, retrospective evaluation of each executive’s performance based on a number of factors, including corporate financial performance indicators other than pre-tax net income, specific operational achievements and indicators of leadership effectiveness, all in the context of the Company’s business plan and the particular business environment that evolves during 2008. Based on this retrospective evaluation, the Compensation Committee may determine to award incentive payments less than, but not greater than, the established bonus maximum opportunities.
     In addition, the Compensation Committee established incentive opportunities for 2008 for other named executive officers as follows:

	% of January 1, 2008 Base Salary Rate
	Threshold	Target	Maximum

James C. Kranz
Executive Vice President and Chief Financial Officer	32.5	65	130

Executive Vice Presidents	32.5	65	130

Senior Vice Presidents	22.5	45	90
If the performance goal is achieved or exceeded, incentive payments will generally be earned based on extent of achievement of levels of net income before income taxes and extraordinary items and a subjective, retrospective assessment of individual performance factors. All incentive amounts are subject to review and adjustment by the Compensation Committee after the end of the year.
     The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON CITY BANCORP, INC. (Registrant)
Date January 28, 2008	By	/s/ James C. Kranz
		Name:	James C. Kranz
		Title:	Executive Vice President and Chief Financial Officer